Exhibit 10.14
                             STOCK PLEDGE AGREEMENT


        This STOCK PLEDGE AGREEMENT is made as of November 21, 1995, by and between NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 30, 1994 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, NRE Holdings, Inc. ("Holdings"), the Banks and the Agent.

        WHEREAS, the Borrower, Holdings, the Banks and the Agent have entered into the Credit Agreement, pursuant to which the Banks, subject to the terms and conditions contained therein, are providing certain financial accommodations to the Borrower:

        WHEREAS, the Borrower is the direct or indirect legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of each of the corporations described on Annex A (the "Subsidiaries");

        WHEREAS, it is a condition precedent to the Banks' continuing to make loans or otherwise extending credit to the Borrower under the Credit Agreement that the Borrower execute and deliver to the Agent, for the benefit of the Banks and the Agent, a pledge agreement in substantially the form hereof:

        WHEREAS, the Borrower wishes to grant pledges and security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided:

        NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.      Pledge of Stock, etc.

                1.1 Pledge of Stock. The Borrower hereby pledges, assigns, grants a security interest in, and, except to the limited extent provided in
Section 1.3, delivers to the Agent for the benefit of the Banks and the Agent, all of the shares of capital stock of the Subsidiaries of every class other than the Voting Stock, as more fully described on Annex A hereto, to be held by the Agent, for the benefit of the Banks and the Agent, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Borrower, have, except to the limited extent provided in Section 1.3, been delivered to the Agent.

                1.2 Additional Stock. In case the Borrower shall acquire any additional shares of the capital stock (other than the Voting Stock) of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase, stock dividend, stock split or otherwise, then the Borrower shall forthwith deliver to and pledge such shares or other securities to the Agent, for the benefit of the Banks and the Agent, under this Agreement and, except to the limited extend provided in Section 1.3, shall deliver to the Agent forthwith any certificates therefore, accompanied by stock powers or other appropriate instruments of assignment duly executed by the Borrower in blank. The Borrower agrees that the Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Agent hereunder.

        1.3 Pledge to Burger King Corporation. The Agent hereby acknowledges that the Borrower has pledged, assigned, granted a first priority security interest in, and delivered to BKC, all of the shares of capital stock of AmeriKing Tennessee, to secure the BKC Obligations pursuant to the BKC Pledge Agreement. The Agent agrees that, until a Release Event has occurred, any sums or other property paid or distributed upon or with respect to any of the Stock of AmeriKing Tennessee which would be paid to the Agent pursuant to Section 4 hereof shall, if and to the extent required pursuant to the terms of the BKC Pledge Agreement, to be paid to BKC. The Borrower agrees that upon the occurrence of the Release Event the Agent shall have a first priority security interest in all the shares of capital stock of AmeriKing Tennessee other than the Voting Stock, and the Borrower shall deliver, or cause BKC to deliver, to the Agent, for the benefit of the Agent and the Banks, all the shares of capital stock of AmeriKing Tennessee, other than the Voting Stock.

        2. Definitions. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Massachusetts UCC have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

                AmeriKing Tennessee. AmeriKing Tennessee Corporation I, a Delaware corporation and wholly-owned Subsidiary of the Borrower.

                BKC. Burger King Corporation, a Florida corporation with its principal place of business at 17777 Old Cutler road, Miami, Florida, 33157.

                BKC Intercreditor Letter. The intercreditor letter dated as of November 21, 1995 between the Agent and BKC, which intercreditor letter shall be in form and substance acceptable to the Agent.

                BKC Lien. The security interest granted by the Borrower to BKC on the capital stock of AmeriKing Tennessee pursuant to the BKC Pledge Agreement.

                BKC Obligations. The obligations of AmeriKing Tennessee to BKC pursuant to the Secured Promissory Note from AmeriKing Tennessee to BKC dated as of November 21, 1995 in the original principal amount of $6,920,700.

                BKC Pledge Agreement. The Stock Pledge Agreement dated as of November 21, 1995 between the Borrower and BKC, pursuant to which the Borrower grants to BKC a first priority security interest in all of the shares of capital stock of AmeriKing Tennessee.

                Release Event. The earlier to occur of (a) the repayment in full of the BKC Obligations and (b) the release by BKC of the BKC Lien.

                Stock. Includes the shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Agent hereunder, but does not include Voting Stock.

                Stock Collateral. The property at any time pledged to the Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Borrower to the extent expressly permitted by Section 6.

                Voting Stock. Any stock or similar equity interest of a Person pursuant to which the holders thereof have, at the time of determination, the general voting power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners or such Person (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of a happening of any contingency).

        3. Security for Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all the Obligations under the Credit Agreement.

        4. Liquidation, Recapitalization, etc. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extend provided in Section
Section 1.3 and 6, be paid over and delivered to the Agent to be held by the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassi- fication of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall, except to the limited extend provided in Section 1.3. be delivered to the Agent, for the benefit of the Banks and the Agent, to be held by it as security for the Obligations. Except to the limited extent provided in Section Section 1.3 and 6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Borrower shall, until paid or delivered to the Agent, be held intrust for the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations.

        5. Warranty of Title: Authority. The Borrower hereby represents and warrants that: (a) the Borrower has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in Section 1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement and the BKC Lien, (b) all of the Stock described in Section 1 is validly issued, fully paid and non- assessable, (c) the Borrower has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Borrower's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Borrower is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Borrower covenants that it will defend the rights of the Banks and the Agent and security interest of the Agent, for the benefit of the Banks and the Agent, in such Stock against the claims and demands of all other persons whomsoever. The Borrower further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks and the Agent.

        6. Dividends, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Borrower shall be entitled to receive all cash dividends paid in respect of the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no consent, waiver and ratification given by the Borrower if the effect thereof would in the reasonable judgment of the Majority Banks impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents. All such rights of the Borrower to receive cash dividends shall be in accordance with Section 10.4 of the Credit Agreement. All such rights of the Borrower to give consents, waivers and ratifications with respect to the Stock shall, at the Agent's option, as evidenced by the Agent's notifying the Borrower of such election, cease in case an Event of Default shall have occurred and be continuing.

        7.      Remedies.

                7.1 In General. If a Default or an Event of Default shall have occurred and be continuing, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Massachusetts UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

                        (a) if the Agent so elects and gives notice of such election to the Borrower, the Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Borrower hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Borrower, with full power of substitution, to do so);

                        (b) the Agent may demand, sue for, collect or make any compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

                        (c) the Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Agent thinks expedient, all without demand for performance by the Borrower or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                        (d) the Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

                        (e) the Agent may set off against the Obligations any and all sums deposited with it or held by it.

                7.2 Sale of Stock Collateral. In the event of any disposition of the Stock Collateral as provided in clause (c) of Section 7.1, the Agent shall give to the Borrower at least five (5) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. The Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Borrower, to the fullest extent permitted by law). The Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in the order set forth in such order of preference as the Agent may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Agent of any amount required by Section 9-504(1)(c) of the Massachusetts UCC, need the Agent account to the Borrower for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Borrower, the Borrower waives and agrees not be assert any rights or privileges which it may have under
Section 9-112 of the Massachusetts UCC.

                7.3 Registration of Stock. If the Agent shall determine to exercise its right to sell any or all of the Stock pursuant to this Section 7, and if in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Borrower agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Borrower's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                7.4 Private Sales. The Borrower recognizes that the Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Borrower agrees that nay such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not be reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Borrower agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Borrower's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                7.5 Borrower's Agreements, etc. The Borrower further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this
Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky"
laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Borrower's expense. The Borrower further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this
Section 7 shall be specifically enforceable against the Borrower by the Agent and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

        8. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral) or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Agent's rights hereunder and of the Banks and the Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or paymetn thereof is otherwise assured, and to the extent that it lawfully may the Borrower hereby irrevocably waives the benefits of all such laws.

        9. Borrower's Obligations Not Affected. The obligations of the Borrower hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Agent or any Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement);
(b) any amendment to or modification of the Credit Agreement, the Note, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or
(d)the taking of additional security for, or any other assurances of payment of, any of the

Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Borrower shall have notice or knowledge of any of the foregoing.

        10. Transfer, etc., by Borrower. Without the prior written consent of the Agent, the Borrower will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement and the BKC Pledge Agreement.

        11. Further Assurances. The Borrower will do all such acts, and will furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Banks and the Agent hereunder, all without any cost or expense to the Agent or any Bank. If the Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

        12. Agent's Exoneration. Under no circumstances shall the Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature of kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral which is in its possession and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Agent nor any Bank shall be required to take any action of any kind to collect, preserve or protect its or the Borrower's rights in the Stock Collateral or against other parties thereto. The Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

        13. No Waiver, etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Agent, with the consent of the Majority Banks, and the Borrower. No act, failure or delay by the Agent shall constitute a wavier of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Borrower hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

        14. Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Section 21 of the Credit Agreement.

        15. Termination. Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Agent shall, at the Borrower's request and expense, return such Stock Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder.

        16. Overdue Amounts. Until paid, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

        17. Governing Law: Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Borrower agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in Section 21 of the Credit Agreement. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

        18. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this Section 18.

        19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The borrower acknowledges receipt of a copy of this Agreement.

        20. Intent of Parties. Notwithstanding the language of any provision of this Agreement which might otherwise be construed to the contrary, the parties hereto acknowledge and agree that the Agent shall not take any action or require the Borrower to make any acknowledgements, agreements, or take any actions, which would violate the terms and conditions of the Intercreditor Agreement or the BKC Intercreditor Letter.




                                        -11-

        IN WITNESS WHEREOF, intending to be legally bound, the Borrower and the Agent have caused this Agreement to be executed as of the date first above written.

                                        NATIONAL RESTAURANT
                                        ENTERPRISES, INC.



                                        By: /S
                                        Title:

                                        THE FIRST NATIONAL BANK OF
                                        BOSTON, as Agent


                                        By: /S
                                        Title:

        The undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of Section
Section 4.1.6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith the Agent and the Borrower in carrying out such provisions.

                                        AMERIKING COLORADO
                                        CORPORATION I



                                        By: /S
                                        Title:

                                        AMERIKING TENNESSEE
                                        CORPORATION I


                                        By: /S
                                        Title:






                                        -11-

        IN WITNESS WHEREOF, intending to be legally bound, the Borrower and the Agent have caused this Agreement to be executed as of the date first above written.

                                        NATIONAL RESTAURANT
                                        ENTERPRISES, INC.



                                        By: /S
                                        Title:

                                        THE FIRST NATIONAL BANK OF
                                        BOSTON, as Agent


                                        By: /S
                                        Title:

        The undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of Section
Section 4.1.6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith the Agent and the Borrower in carrying out such provisions.

                                        AMERIKING COLORADO
                                        CORPORATION I



                                        By: /S
                                        Title:

                                        AMERIKING TENNESSEE
                                        CORPORATION I


                                        By: /S
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